                                                                  Exhibit 99.2


                          VIRGINIA BANKERS ASSOCIATION
                   MASTER DEFINED CONTRIBUTION PLAN AND TRUST
                   ------------------------------------------

                                  (June, 1996)

                           PROFIT SHARING THRIFT PLAN
                         WITH EMPLOYER STOCK INVESTMENT
                               ADOPTION AGREEMENT
                                  (Number 001)
                                  ------------

     If the Employer completing this document has any questions about the adoption of the Plan, the provisions of the Plan or the effect of an Internal Revenue Service opinion letter, he should contact Bette J. Albert, C.L.U. at the Virginia Bankers Association Benefits Corporation, 700 East Main Street, Suite 1411, Post Office Box 462, Richmond, Virginia 23218-0462, telephone number (804) 643-7469 during business hours. Failure to properly complete the Adoption Agreement may cause the Plan to be disqualified under the Act or the Code. If the Virginia Bankers Association and the Virginia Bankers Association Benefits Corporation make any amendments to the Plan or decide to discontinue or abandon their sponsorship of the Plan, each Employer that has adopted the Plan will be informed.

     Each Employer named below hereby adopts the Virginia Bankers Association Master Defined Contribution Plan and Trust (Basic Plan Document No. 03) (the "Plan") through this Profit Sharing Thrift Plan with Employer Stock Investment Adoption Agreement (number 001) (the "Adoption Agreement"), to be effective as of the date(s) specified below, and elects the following specifications and provides the following information relating thereto:

In completing this Adoption Agreement, if additional space is required insert additional sheets.

                          Adoption Agreement Contents
                          ---------------------------

                                                                                Page
                                                                                ----
     Option 1     Employer(s) Adopting Plan Named in Paragraph 1.23 of the Plan   1
     Option 2     General Plan Information.....................................   2
     Option 3     Status of Plan and Effective Date(s).........................   3
     Option 4     Definitions..................................................   4
     Option 5     Eligibility and Participation................................   6
     Option 6     Retirement Dates.............................................   8
     Option 7     Contributions and Allocations................................   8
     Option 8     Vesting......................................................  13
     Option 9     Top Heavy Rules..............................................  15
     Option 10    In-Service Withdrawals.......................................  18
     Option 11    Loans........................................................  20
     Option 12    Participant Investment Direction.............................  20
     Option 13    Hours of Service.............................................  20
     Option 14    Limitations on Benefits......................................  21
     Option 15    Matters Relating to Stock....................................  24
     Option 16    Voting Rights Pass Through...................................  26

1.  EMPLOYER(S) ADOPTING PLAN NAMED IN PARAGRAPH 1.23 OF THE PLAN.



    (a)  Name of Employer:                  (b)  Employer's telephone number:
         Citizens and Farmers Bank               (804)  843-2360

    (c) Address of Employer:                   (d)  Employer's EIN:
        Post Office Box 391                          54-0169510
        West Point, VA  23181
                                               (e)  Employer's Tax Year End:
                                                    12/31


    (f) Name, Address and Identifying Information of Other Participating Employers Adopting the Plan:







Are all of the Employers under common control adopting the Plan? [ ] Yes  [x] No

    (g) Service Credit with Non-Participating Controlled or Affiliated Group Members for Benefit Accrual Purposes. Pursuant to subparagraph 1.23(c) of the Plan, service credit for purposes of benefit accrual under paragraphs 4.1 and 4.2 of the Plan [Check one]:

        [ ]  (1)  Shall

        [x]  (2)  Shall Not

        be given for service with controlled or affiliated service group members under Section 414(b), (c), (m) or (o) of the Code who are not participating Employers.


    (h) Service and Earnings Credit with Predecessors. Pursuant to subparagraph 1.23(c) of the Plan, the following services and/or earnings with the following predecessors to the Employer shall be treated as service and/or earnings with the Employer [Enter name of predecessor(s) and purpose(s) for which credit is given - "All" means all service and earnings are counted; "All Earnings" means all earnings are counted; "All Service" means all service is counted; otherwise specify one or more of Compensation, Years of Vesting Service, Years of Benefit Service, Years of Broken Service and/or service for other purposes]:


                Name of                Purpose(s) for
              Predecessor              which Counted
              -----------              -------------


          -------------------      ----------------------

          -------------------      ----------------------

          -------------------      ----------------------


2.  GENERAL PLAN INFORMATION.

    (a) Name of Plan:                                         (b) Plan Number:
        Virginia Bankers Association Defined Contribution For     002
        Citizens and Farmers Bank

    (c) Name, Address and EIN of Plan Administrator(s): [If other than Plan Sponsor, appointment must be by resolution]

        If Option 2(d) is marked "yes", the Virginia Bankers Association Benefits Corporation is automatically appointed as Plan Administrator pursuant to subparagraph 13.1(a) of the Plan.

    (d) Is this Plan intended to be a cash or deferred arrangement within the meaning of Section 401(k) of the Code?
        [x]  Yes     [ ]  No

3.  STATUS OF PLAN AND EFFECTIVE DATE(S).

    (a) Effective Date of Plan: The Effective Date of the Plan is
        January 1, 1984.

        Effective Date of Cash or Deferred Arrangement. If applicable, the Effective Date of the cash or deferred arrangement is January 1, 1997. [The date entered may not be prior to the date the initial instrument adopting the arrangement was first executed].


    (b) Plan Status. The adoption of the Plan through this Adoption Agreement is:

        [ ] (1) Initial Establishment. The initial adoption and establishment of the Plan.

        [x]  (2)  Restated Plan.  An amendment and restatement of the Plan (a
                  Restated Plan).

               (A) Effective Date of this Restatement. The Effective Date of this Restatement of the Plan is March 15, 2000.

               (B) Prior Plan. The Plan was last maintained under document dated October 17, 1998 and was known as the Virginia Bankers Association Defined contribution Plan for Citizens and Farmers Bank.

               (C) No Increase in Benefits for Non-Employees Generally. Notwithstanding any provision of the Plan to the contrary, the Accrued Benefit, or non-forfeitable percentage thereof, of any person (or the beneficiary of any person) who is not an Employee or credited with an Hour of Service on or after the Effective Date of this Restatement of the Plan shall not be increased by virtue of this Restatement of the Plan and benefits in pay status as of the Effective Date of this Restatement of the Plan shall not be affected, except as follows: [Enter any exceptions]:




               (D) Transitional or Special Provisions: [Enter any transitional or special provisions relating to the Plan as restated]

  (c) Adoption of Plan by Additional Employers after Effective Date of Plan. The Effective Date(s) of the Plan with respect to



      [Enter name(s) of additional Employer(s) adopting Plan] is (are)

      [Enter date(s) Plan is first effective as to additional Employer(s)].


  (d) Restatement of Existing Plan which Was in Existence on January 1, 1974. The Effective Date(s) of the 1976 Restatement of the Plan with respect to


      [Enter name(s) of Employer(s)] is (are)

      [Enter the effective date as of which the Plan was first amended to comply with the non-fiduciary provisions of the Employee Retirement Income Security Act of 1974].

  (e) Is the Plan a direct or indirect transferee of a pension plan since the first Plan Year beginning after December 31, 1984?
      [ ]  Yes     [x] No



4. DEFINITIONS.

  (a) Compensation       Subject to the application of the Compensation
      Paragraph 1.14     Limit, Compensation of a Participant with
                         respect to a Plan Year shall mean Total
                         Compensation for the [Check one]:

                         [x] (1) Calendar year ending with or within such Plan
                                 Year.

                         [ ] (2) Plan Year.

                         Provided, however, that such Compensation shall include [Check one]:

                         [x] (3) Compensation from the participating Employer(s)
                                 only.

                         [ ] (4) Compensation from all Employers (whether or not
                                 participating Employers).

                         and further provided that Compensation [Check one]:

                         [ ] (5) Shall

                         [x] (6) Shall not

                         include remuneration paid for periods while the Participant is not an Eligible Employee,

                         and further provided that Compensation [Check one]:

                         [x] (7)  Shall

                         [ ] (8)  Shall not
                         include remuneration paid for periods before the Participant became a Participant,

                         and further provided that remuneration for such purposes shall exclude [Check the desired provisions, if any]:

                         [ ] (9)  Overtime.

                         [ ] (10) Bonuses.

                         [ ] (11) Commissions.

                         [ ] (12) Other extraordinary remuneration:



                                                 [Specify].

                         Notwithstanding the foregoing definition of
                         Compensation selected by the Employer, a Participant's Compensation [Check one]

                         [x] (13) Shall include

                         [ ] (14) Shall not include

                         employee elective salary reduction or similar contributions excluded from the Participant's gross income for federal tax purposes by reason of Sections 125, 402(a)(8) and 402(h)(1)(B) of the Code and
                         employer contributions made pursuant to salary reduction agreements under Section 403(b) of the Code.


(b) Eligible Employee    Eligible Employee shall mean any Employee (other than
    Paragraph 1.21       a Self-Employed Individual or Owner-Employee) except
                         [Check any applicable exclusion(s) below, if desired]:


                         [x] (1) Any such individual whose regular compensation
                                 is computed on the basis of a stated amount for each hour worked.

                         [ ] (2) [Enter any other employee classification, or
                                 name of employee(s), to be excluded from plan coverage].

                         [x] (3) Any Leased Employee or other Employee who is
                                 not a common-law employee of the participating Employer.

(c) Normal Retirement Age Normal Retirement Age shall mean age 65
    Paragraph 1.35        [Insert age not over 65].

(d) Plan Year            In the case of Restated Plan which prior to the
    Paragraph 1.39       Effective Date of this Restatement was maintained on
                         the basis of a Plan Year beginning on the date other
                         than January 1 shall begin on      , 19   and ending
                         on      , 19   with the short Plan Year beginning on
                               , 19   and ending on December 31, 19  .
                         Thereafter, the Plan Year shall be the 12 month period beginning each January 1.

(e) Total Compensation   Total Compensation shall mean [Check one]
    Paragraph 1.48

                         [x] (1) A Participant's earnings as reportable in the
                                 Wages, Tips and Other Compensation Box
                                 (currently Box 10) on the IRS Form W-2 pursuant to Sections 6041, 6051 and 6052 of the Code.

                         [ ] (2) A Participant's earnings which are subject to
                                 income tax withholding under Section 3401(a) of the Code.

                         [ ] (3) A Participant's Section 415 safe-harbor
                                 compensation.


5.  ELIGIBILITY AND PARTICIPATION.


(a) Age Requirement      The age requirement for participation is [Check one]:
    Subparagraph 2.1(a)

                         [ ] (1) None.  No age requirement is imposed.


                         [x] (2) Age Requirement.  Age 18
                                 [Enter any age up to 21 years; and if any age over 20-1/2 is selected, Option 5(c)(1) may not be selected].

(b) Service Requirement The service requirement for participation is Subparagraph 2.1(a) [Check one]:

                         [ ] (1) None.  No service requirement is imposed.


                         [x] (2) Year or Less.  The Employee's Employment
                                 Commencement Date must have occurred at least 3 months [Enter "None" or any period up to 12 months] prior to the Entry Date on which he becomes eligible to participate in the Plan.

                                 [Note: The Employee need not complete any specified number of hours of service during the period designated above; and if more than 6 months is selected, Option 5(c)(1) may not be selected.]

                         [ ] (3) Year or Less - Hour of Service Standard.  The
                                 Employee must, prior to the Entry Date on which he became eligible to participate in the Plan, have completed one (1) Year of Eligibility Service.

                                 [Note:  If the option is selected, Option
                                 5(c)(1) may not be selected.]

                                 For this purpose a Year of Eligibility Service shall be considered completed by an Employee at the following applicable time [Select one of the following]:

                             [ ] (A) as of the last day of the applicable
                                 computation period, regardless of whether the Employee was credited with the requisite Hours of Service before the end of such computation period.

                             [ ] (B) at any time when the Employee is credited
                                 with the requisite Hours of Service,
                                 regardless of whether such time occurs
                                 before the end of the applicable computation period.

                         [ ] (4) Greater than Year - Hour of Service Standard.
                                 The Employee must, prior to the Entry Date on which he becomes eligible to participate in the Plan, have completed 2 Years of Eligibility Service, without any intervening Year of Broken Service.

                                 For this purpose or Year of Eligibility Service shall be considered completed by an Employee as of the last day of the applicable computation period regardless of whether the Employee was credited with the requisite Hours of Service before the end of such computation period.

                                 [Note:  If this Option is selected, Option
                                 8(a)(5) must also be selected and Option
                                 5(c)(1) may not be selected. If this is a cash or deferred arrangement, this Option may not be selected.]

                         [ ] (5) Greater than Year.  The Employee's Employment
                                 Commencement Date must have occurred at least
                                      months [Enter any period from 13 months up
                                 to 24 months] prior to the Entry Date on which he becomes eligible to participate in the Plan.

                                 [Note: The Employee need not complete any specified number of hours of service during the period designated above; and if this Option is selected, Option 8(a)(5) must also be selected, and Option 5(c)(1) may not be selected. If this is a cash or deferred arrangement, this Option may not be selected.]


(c) Entry Date           The Entry Date(s) on which participation shall normally
    Subparagraph 2.2(a)  commence shall be [Check one]:

                         [ ] (1) Annual.  The first day of each Plan Year.

                         [ ] (2) Monthly.  The first day of each calendar month.

                         [x] (3) Quarterly.  The first day of each Plan Year and
                                 of the fourth, seventh, and tenth month of each Plan Year.

                         [ ] (4) Semi-Annual. The first day of each Plan Year and the first day of the seventh month of each
                                 Plan Year.

                         [ ] (5) Immediate. The date the individual is an Eligible Employee after he satisfies the age and service eligibility requirements for participation in the Plan.


6. RETIREMENT DATES.

   (a) Early Retirement Date [Select and complete applicable provision(s)] Paragraph 5.3
                              [ ] (1)  None.

                              [ ] (2)  No age requirement.

                              [x] (3)  Age requirement of 55years.

                              [ ] (4)  No service requirement.

                              [x] (5)  Service requirement of 10Years of
                                       Vesting Service.

   (b) Disability Retirement  [Select and complete applicable provision(s)]
       Date
       Paragraph 5.4
                              [ ]  (1)  None.

                              [x]  (2)  No age requirement.

                              [ ]  (3)  Age requirement of       years.

                              [ ]  (4)  No service requirement.

                              [x]  (5)  Service requirement of 10 Years of
                                        Vesting Service.


7.  CONTRIBUTIONS AND ALLOCATIONS.

   (a) Employer Contributions The following contributions by the Employer
       Paragraph 3.1          (other than Top Heavy and Supplemental
                              Contributions) are elected:

                              (1) Employer Base Contributions. Each Employer shall make an Employer Base Contribution for each Plan Year, subject to the limitations provided in the Plan, in such amount, if any, which the Employer shall determine.

                              [x] (A) Flexible Formula - Such amount, if any,
                                      which the Board of Directors of the
                                      Employer shall determine by resolution.

                              [ ] (B) Reported Net Operating Earnings Formula -
                                      An amount equal to    % [Insert percentage
                                      not over 25%] of the consolidated net
                                      income of the Employer for the fiscal year
                                      of the Employer ending with or within such
                                      Plan Year, provided, however, that the
                                      amount of such contribution shall be
                                      reduced to the extent necessary so that
                                      consolidated net income for such fiscal
                                      year will not be reduced below an amount
                                      equal to    % [Insert percentage] of
                                      stockholders' equity in the Employer at
                                      the beginning of such fiscal year or shall be zero if such return on stockholders' equity is not achieved; plus any additional amount that the Board of Directors of the Employer shall determine by resolution. For purposes hereof, consolidated net income means [Check one]:

                                  [ ] (i) Consolidated net income as determined
                                          under generally accepted accounting
                                          principles after 1982 [Check one]:

                                      [ ] (a) Including the after-tax effect of
                                              securities transactions.

                                      [ ] (b) Excluding the after-tax effect of
                                              securities transactions.

                                  [ ] (ii)



                                       [Insert definition].

                              [ ] (C) Compensation Formula -    % [Insert
                                      percentage] of the Compensation of all
                                      Participants for such Plan Year eligible to receive an allocation of the Employer Base Contribution for such Plan Year, plus any additional amount that the Board of Directors of the Employer shall determine by resolution.

                              [ ] (D) Fixed Amount - $      [Insert amount],
                                      plus any additional amount that the Board of Directors of the Employer shall determine by resolution.

                              (2) Employer Thrift Contribution. The Employer shall make an Employer Thrift Contribution for each Plan Year in an amount, subject to the limitations provided in the Plan, equal
                                   to   % [insert percentage not over 15% or "0"
                                   if no required contribution] of each
                                   Participant's Compensation for such Plan
                                   Year, plus any additional amount the Board of Directors of the Employer shall determine by resolution.

                              (3) Employer Matching Contributions.


                                  (A) Amount - The Employer shall make an
                                      Employer Matching Contribution for each
                                      Plan year in an amount, subject to the
                                      limitations provided in the Plan, equal
                                      to the sum of the following percentage(s) of each Participant's After-tax Matched Contributions and Pre-tax Matched Contributions for such Plan Year
                                      [Check one]:

                                  [x] (i)  Straight Percentage - 100% [Insert
                                           percentage] of such contributions.

                                  [ ] (ii) Contribution Weighted Percentages -
                                           % [Insert percentage] of the first
                                           % [Insert percentage] of his
                                           Compensation contributed each payroll
                                           period as such contribution(s) and
                                               % [Insert percentage] of the
                                           balance of such contributions made
                                           each payroll period.

                                  (B) Time for Making and Allocating Employer
                                      Matching Contribution.  The Employer
                                      Matching Contribution [Check one]:

                                  [x] (i) Monthly - For a calendar month of a Plan Year shall be made to the Plan within a reasonable time after the end of such month and shall be allocated to Participants' accounts as of the last day of such month.

                                  [ ] (ii)  Quarterly - For a calendar quarter
                                            of a Plan Year shall be made to the
                                            Plan within a reasonable time after
                                            the end of such quarter and shall be
                                            allocated to Participants' accounts
                                            as of the last day of such quarter.

                                  [ ] (iii) Annually - For a Plan Year shall be
                                            made to the Plan at such time(s) as
                                            the Employer shall determine and
                                            shall be allocated to Participants'
                                            accounts as of the last day of such
                                            Plan Year.

                                  (C) Account to which Allocated.  The Employer
                                      Matching Contribution shall be allocated to the: [Check one]


                                  [x]  (i)  Employer Active Account.

                                  [ ] (ii)  Employer Non-forfeitable Account.

                                  [ ] (iii) Employer Thrift Account.

(b) Allocation of Employer    The Employer Base Contribution and forfeitures
    Base Contribution         shall be allocated on the basis of the following
    Subparagraph 4.2(a)       rules:

                                (1) Covered Participants Entitled to a Share of
                                    the Employer Base Contribution and
                                    Forfeitures. If the Employer has elected to make Employer Base Contributions in Option 7(a), each Covered Participant shall be eligible to receive an allocation of the Employer Base Contribution and forfeitures with respect to each Plan Year. A Participant shall be a Covered Participant for the Plan Year [Check any one or more]:

                                [x] (A) If he is credited with a Year of Benefit
                                        Service for such Plan Year.

                                [ ] (B) If he is an Eligible Employee at any
                                        time during such Plan Year.

                                [x] (C) If he is an Eligible Employee on the
                                        last day of such Plan Year.

                                [ ] (D) If he has not reached his Normal
                                        Retirement Date before the beginning of
                                        such Plan Year and the allocation is
                                        made for a Plan Year beginning before
                                        January 1, 1988.

                                [x] (E) If he died while an Eligible Employee or
                                        retired on his Disability, Early, Normal or Delayed Retirement Date while an Eligible Employee during such Plan Year [Check one]:

                                    [ ] (i)   But only if he is credited with
                                              Year of Benefit Service for such
                                              Plan Year.

                                    [ ] (ii)  But only if he was credited with
                                              Hours of Service during the
                                              portion of such Plan Year he was
                                              an Eligible Employee at a rate
                                              which would have caused him to be
                                              credited with a Year ofBenefit
                                              Service for such Plan Year had he
                                              been so employed for the whole
                                              Plan Year.

                                    [x] (iii) Regardless of whether he was
                                              credited with a Year of Benefit
                                              Service for such Plan Year.

                                (2) Allocation Formula for Employer Base
                                    Contributions.  The Employer Base
                                    Contribution to the Plan and forfeitures for each Plan Year shall, subject to the limitations provided in the Plan, be allocated under subparagraph 4.2(a) of the Plan as of the last day of such Plan Year to the Employer Active Account of Covered Participants for such Plan Year [Check one]:

                                [ ] (A) Matching Formula - In proportion to the
                                        sum of their After-tax Matched
                                        Contributions and Pre-tax Matched
                                        Contributions for such Plan Year.

                                [ ] (B) Matching Compensation Formula - In
                                        proportion to the sum of the
                                        Compensation with respect to which they
                                        made After-tax Matched Contributions
                                        and/or Pre-tax Matched Contributions
                                        for such Plan Year.

                                [x] (C) Compensation Formula - In proportion to
                                        their Compensation for such Plan Year.

                                If Option 7(b)(2)(A) or (B) is selected, the Employer Base Contribution must be treated as "matching contribution" for purposes of the Top Heavy Contribution requirement of subparagraph 3.1(d) of the Plan and for purposes of the after-tax and matching contributions tests under paragraph 4.10 and 4.11 of the Plan.


(c) Employee Contributions    Employee contributions are permitted as follows
    Paragraphs 3.3, 3.5       [Select none or any one or more of the following]:


                              [ ] (1) None. Employee contributions are not
                                            permitted.

                              [ ] (2) After-tax Matched Contributions. After-tax
                                      Matched Contributions are permitted by
                                      payroll deduction in any [ ] whole dollar
                                      amount or [ ] whole percentage chosen by
                                      the Participant not to exceed    % [Enter
                                      percentage] of his Compensation for such payroll period.

                              [ ] (3) After-tax Unmatched Contributions.
                                      After-tax Unmatched Contributions are
                                      permitted [Check one or both]:

                                  [ ] (A) By lump sum deposit.

                                  [ ] (B) By payroll deduction in any [ ] whole
                                          dollar amount or [ ] whole percentage
                                          chosen by the Participant not to
                                          exceed    % [Enter amount] of his
                                          Compensation from the Employer for
                                          such payroll period.

                              [x] (4) Pre-tax Matched Contributions.  Pre-tax
                                      Matched Contributions are permitted by
                                      payroll deduction in any [ ] whole dollar amount or [x] whole percentage chosen by the Participant not to exceed 5% [Enter percentage] of his Compensation for such payroll period.

                              [x] (5) Pre-tax Unmatched Contributions.  Pre-tax
                                      Unmatched Contributions are permitted by payroll deduction in [ ] any whole dollar amount or [x] whole percentage chosen by the Participant not to exceed 15% [Enter percentage] of his Compensation in such payroll period.

                              [x] (6) Rollover Contributions.  Rollover
                                      Contributions (other than "accumulated
                                      deductible employee contributions" within the remaining of Section 72(o)(5)(B) of the Code in the case of a Plan which has never permitted Voluntary Deductible Contributions) are permitted.

                              [x] (7) Payroll Deduction Modifications.  Payroll
                                      deduction contributions may be terminated, changed or recommenced [Check one if any of the provisions of this Option 7(c) permitting payroll deduction contributions is checked]:


                                  [ ] (A) On the first day of each payroll
                                          period.


                                  [ ] (B) Monthly on the first day of any month.

                                  [x] (C) Quarterly on the first day of any
                                          quarter of a Plan Year.

                                  [ ] (D) Annually on the first day of any
                                          Plan Year.


8. VESTING.

(a) Post-1988 Regular Vesting The following "post-1988 regular vesting schedule"
    Schedule                  shall apply to the Employer Active Account of
    Subparagraph 6.3(a)       [Check one] [ ] all Participants effective
                              commencing at the beginning of the first Plan Year beginning after December 31, 1988 or [ ] any
                              Participant who is credited with an Hour of Service in a Plan Year beginning after December
                              31, 1988 [Check one, and complete where
                              applicable]:

                              [ ] (1) 100% after 5 Years of Vesting Service.

                              [x] (2) 20% after 3 Years of Vesting Service and
                                      increased by 20% for each of the next 4
                                      Years of Vesting Service.

                              [ ] (3)      % for each of the first      Years
                                      of Vesting Service, increased by    % for
                                      each of the next Years of Vesting Service,
                                      and increased by    % for each of the next
                                      Years of Vesting Service.

                                      [Must be at least as favorable after each
                                       Year as Option 8(a) (1) or (2) above.]

                              [ ] (4)    % after     Year(s) of Vesting Service,
                                      increased by    % for each of the next
                                      Years of Vesting Service.

                                      [Must be at least as favorable after each Year as Option 8(a) (1) or (2) above.]

                              [ ] (5) A Participant shall always have a non-
                                      forfeitable right to one hundred percent
                                      (100%) of his Accrued Benefit.

                                [This option must be selected if Option 5(b)(4) or (5) is selected.]

(b) Pre-1988 Regular Vesting  The following "pre-1989 regular vesting schedule"
    Schedule                  shall apply to the Employer Active Account of all
    Plan Subparagraph 6.3(a)  Participants effective until the first Year beginning after December 31, 1988 and thereafter shall apply to the Employer Active Account of any Participant who is not credited with an Hour of Service in a Plan Year beginning after December
                              31, 1988 unless Option 8(a) provides that the post-1988 regular vesting schedule will apply to the Employer Active Account of all Participants
                              (including those not credited with an Hour of Service in a Plan Year beginning after December
                              31, 1988) [Check one, and complete where applicable]:

                              [ ] (1) 100% after 10 Years of Vesting Service.

                              [ ] (2) 25% after 5 Years of Vesting Service and
                                      increased by 5% for each of the next 5
                                      Years of Vesting Service and further
                                      increased by 10% for each of the next 5
                                      Years of Vesting Service.

                              [ ] (3)     % for each of the first      Years of
                                      Vesting Service, increased by     % for
                                      each of the next      Years of Vesting
                                      Service, and increased by    % for each
                                      of the next Years of Vesting Service.

                                      [Must be at least as favorable after each Year as Option 8(b)(1) or (2) above.]

                              [ ] (4) 40% after 4Year(s) of Vesting Service,
                                      increased by 10% for each of the next 6
                                      Years of Vesting Service.

                                      [Must be at least as favorable after each Year as Option 8(b)(1) or (2) above.]

                              [ ] (5) A Participant shall always have a
                                      non-forfeitable right to one hundred
                                      Percent (100%) of his Accrued Benefit.

(c) Years of Vesting Service  The following Years of Vesting Service shall be
    Disregarded for Regular   disregarded for purposes of the regular vesting
    Vesting Schedule          schedule of the Plan [Check any of the following,
    Paragraph 1.39            if desired]:

                              [x] (1) Years Prior to Age 18.  Any Year of
                                      Vesting Service of an Employee
                                      completed before the Employee has reached age eighteen (18) in all other cases shall be disregarded.

                              [x] (2) Years Required after Break in Service. Any
                                      Year of Vesting Service of an Employee
                                      prior to one Year of his Broken Service
                                      shall be disregarded until he has
                                      completed a Year of Vesting Service
                                      during a Plan Year following his Year of Broken Service.

                              [ ] (3) Rule of Parity. Any Year of Vesting
                                      Service of an Employee prior to one Year of his Broken Service shall be disregarded unless such Employee either:

                                      (A) possesses a non-forfeitable right to
                                          benefits under the Plan derived from
                                          the Employer's contributions or

                                      (B) has consecutive Year(s) of Broken
                                          Service which are less than the
                                          greater of (i)  for application of
                                          this subparagraph in Plan Years
                                          commencing after December 31, 1984,
                                          five (5) or (ii) the number of his
                                          aggregate Year(s) of Vesting Service
                                          before the commencement of such
                                          Year(s) of Broken Service.

                                      For purposes of this Option, an Employee's aggregate Years of Vesting Service shall not include Years of Vesting Service which are at any time excluded by the application of the provisions of this option.

                              [ ] (4) Years Prior to Plan Establishment. Any
                                      Year of Vesting Service with the Employer for which the Employer did not maintain the Plan or a predecessor plan within the meaning of Section 411(a)(4)(C) of the Code shall be disregarded.

                              [ ] (5) Years Prior to 1971.  Any Year of Vesting
                                      Service before January 1, 1971 shall be
                                      disregarded unless the Participant has at least three (3) Plan Years of Service after December 31, 1970.


9. TOP HEAVY RULES.           If the Plan is or becomes a Top Heavy
                              Plan, the provisions of the Plan and the Adoption
                              Agreement containing top heavy rules required by
                              Section 416 of the Code shall supersede any conflicting provisions of the Plan or the Adoption Agreement.


(a) Top Heavy Compensation    Subject to the application of the Compensation
    Subparagraph 3.1(d)       Limit, Top Heavy Compensation of a Participant
                              with respect to a Plan Year shall mean Total
                              Compensation for the [Check one]:


                              [x] (1) Calendar year ending with or within such
                                      Plan Year

                              [ ] (2) Plan Year

                              which are subject to tax under Section 3101(a) of the Code without the dollar limitation of Section 3121(a) of the Code.

                              Notwithstanding the foregoing definition of
                              Compensation selected by the Employer, a Participant's Compensation [Check one]

                              [x] (3) Shall include

                              [ ] (4) Shall not include
                              employee elective salary reduction or similar contributions excluded from the Participant's gross income for federal tax purposes by reason of Sections 125, 402(a)(8) and 402(h)(1)(B) of the Code and employer contributions made pursuant to salary reduction agreements under Section 403(b) of the Code.


(b) Top Heavy Vesting         The following "top heavy vesting schedule"
    Schedule                  shall apply whenever the Plan is a Top
    Subparagraph 6.3(b)       Heavy Plan [Check one, and complete where
                              applicable]:


                              [ ] (1) 100% after      (not to exceed 3) Years of
                                      Vesting Service.

                              [x] (2) 20% after 2 Years of Vesting Service,
                                      increased 20% for each of the next 4
                                      Years of Vesting Service.

                              [ ] (3)     % after    Year(s) of Vesting Service
                                          % after    Years of Vesting Service
                                          % after    Years of Vesting Service
                                          % after    Years of Vesting Service
                                          % after    Years of Vesting Service
                                          % after    Years of Vesting Service

                                      [Must be at least as favorable after each
                                       Year as Option 9(b)(1) or (2) above.]

 (c) Years Disregarded for    The following Years of Vesting Service shall
     Purposes of Top Heavy    be disregarded for purposes of the top
     Vesting Schedule         heavy vesting schedule [Check any of the
     Paragraph 6.5            following, if desired]:


                              [x] (1) Apply Regular Rules.  All Years of Vesting
                                      Service regarded under Option 8(c) above shall be disregarded.

                              [ ] (2) Years Prior to Age 18. Any Year of Vesting
                                      Service of an Employee completed before
                                      the Employee has reached age eighteen (18) in all other cases shall be disregarded.


                              [ ] (3) Year Required After Break in Service.  Any
                                      Year of Vesting Service of an Employee
                                      prior to one Year of his Broken Service
                                      shall be disregarded until he has
                                      completed a Year of Vesting Service during a Plan Year following his Year of Broken Service.

                              [ ] (4) Rule of Parity. Any Year of Vesting
                                      Service of an Employee prior to one Year of his Broken Service shall be disregarded unless such Employee either:

                                      (A) possesses a non-forfeitable right to
                                          benefits under the Plan derived from
                                          the Employer's contributions or

                                      (B) has consecutive Year(s) of Broken
                                          Service which are less than the
                                          greater of (i) for application of
                                          this subparagraph in Plan Years
                                           commencing after December 31, 1984,
                                           five (5) or (ii) the number of his
                                           aggregate Year(s) of Vesting Service
                                           before the commencement of such
                                           Year(s) of Broken Service.

                                      For purposes of this option, an Employee's aggregate Years of Vesting Service shall not include Years of Vesting Service which are at any time excluded by the application of the provisions of this option.

                              [ ] (5) Years Prior to Plan Establishment. Any
                                      Year of Vesting Service with the Employer for which the Employer did not maintain the Plan or a predecessor plan within the meaning of Section 411(a)(4)(c) of the Code shall be disregarded.

                              [ ] (6) Years Prior to 1971.  Any Year of Vesting
                                      Service before January 1, 1971 shall be
                                      disregarded unless the Participant has at least three (3) Years of Vesting Service after December 31, 1970.


(d) Top Heavy Contribution    The Employer shall make an Employer Top Heavy
    Subparagraph 3.1(d)       Contribution for each Plan Year the Plan is a
                              Top Heavy Plan in an amount, subject to
                              the limitations provided in the Plan, determined as follows [Check the applicable choice and complete where applicable]:

                              [x] (1) Minimum Allocation Percentage. Any
                                      required allocation under this Plan shall be [Check one]:


                                  [ ] (A) Specified Rate.  At the rate of    %.
                                          [Insert percentage not under 3%.]


                                  [x] (B) Determined per Plan.  Determined
                                          pursuant to the applicable rules in
                                          clauses (i), (ii) and (iii) of
                                          subparagraph 3.1(d) of the Plan.


                              [x] (2) Plan under which Top Heavy Contribution or
                                      Benefit to Be Provided [Check one]:


                                  [ ] (A) No Other Plan.  Since the Employer
                                          maintains no other qualified plan, any
                                          applicable Employer Top Heavy
                                          Contribution described in subparagraph
                                          3.1(d) of the Plan shall be provided
                                          by this Plan.

                                  [x] (B) Contribution under this Plan Where
                                          Other Plan Maintained.  The Employer
                                          maintains another qualified plan or
                                          plans which is (are) [Check applicable
                                          one(s)] a [x] defined contribution
                                          plan and/or [x] defined benefit plan,
                                          and the Employer elects that any
                                          applicable Employer Top Heavy
                                          Contribution described in subparagraph
                                          3.1(d) of this Plan shall be provided
                                          to Participants in this Plan by this
                                          Plan.

                                  [ ] (C) Contribution or Benefit Under Other
                                          Plan for Participants in this Plan and
                                          Other Plan, and Contribution under
                                          this Plan for Participants Only in
                                          this Plan.  The Employer maintains
                                          another qualified plan or plans which
                                          is (are) [Check applicable one(s)]
                                          a [ ] defined contribution plan
                                          and/or [ ] defined benefit plan, and
                                          the Employer elects that contributions
                                          required under Section 416 of the Code
                                          be provided under such other plan(s)
                                          for Employees who are both
                                          Participants in this Plan and
                                          participants in such other plan(s) and
                                          that any applicable Employer Top Heavy
                                          Contribution described in subparagraph
                                          3.1(d) of this Plan shall be provided
                                          by this Plan to Employees who are
                                          Participants of this Plan only.


                                  [ ] (D) Alternate or Additional Provisions
                                          [Insert desired provision]:

(e) Present Value Factors for The interest and mortality factors shall be:] Top Heavy Plan Status
    Appendix B                (1)  Interest Rate:  7.5% [Insert percentage].

                              (3)  Mortality Table: The Unisex Pension 1984
                                   Table.


10. IN-SERVICE WITHDRAWALS.

 (a) After-tax Account,       [Select one or both, if desired]
     Voluntary Deductible
     Account and/or           [ ] (1)  Non-hardship.  Non-hardship withdrawals
     Rollover Account                  are permitted under paragraph
     Paragraphs 9.1, 9.5               9.1 of the Plan from the [Check one(s)
                                       desired]:

                                  [ ] (A) After-tax Unmatched Account.

                                  [ ] (B) After-tax Matched Account.

                                  [ ] (C) Voluntary Deductible Account.

                                  [ ] (D) Rollover Account.

                              [x] (2) Hardship. Hardship withdrawals are
                                      permitted under paragraph 9.5 of the
                                      Plan from the [Check one(s) desired]:

                                  [ ] (A) After-tax Unmatched Account.

                                  [ ] (B) After-tax Matched Account.

                                  [ ] (C) Voluntary Deductible Account.

                                  [x] (D) Rollover Account.

(b) Pre-tax Account and/or    [Select one or both, if desired]:
    Employer Thrift Account
    Paragraphs 9.2, 9.6       [ ] (1) Non-hardship.  Non-hardship withdrawals
                                      are permitted under paragraph 9.2 of the Plan by Participants from the [Check one(s) desired]:


                                  [ ] (A) Pre-tax Unmatched Account.

                                  [ ] (B) Pre-tax Matched Account.

                                  [ ] (C) Employer Thrift Account.

                              [x] (2) Severe Hardship. Severe Hardship
                                      withdrawals are permitted under paragraph
                                      9.6 of the Plan by Participants from the [Check one(s) desired]:

                                  [x] (A) Pre-tax Unmatched Account.

                                  [x] (B) Pre-tax Matched Account.

                                  [ ] (C) Employer Thrift Account.


(c) Employer Account          [Select one or both, if desired]
    Paragraphs 9.4, 9.5
                              [ ] (1) Non-Hardship.  Non-hardship withdrawals
                                      are permitted under paragraph 9.4 of
                                      the Plan by [Check one or more]:

                                  [ ] (A)  Participants who have reached age
                                           fifty-nine and one-half (59  1/2)
                                           from the [Check one(s) desired]:

                                      [ ] (i)  Employer Active Account.

                                      [ ] (ii) Employer Non-forfeitable Account.

                                  [ ] (B)  Participants who have 60 or more
                                           months of participation from the
                                           [Check one(s) desired]:

                                      [ ] (i)  Employer Active Account.

                                      [ ] (ii) Employer Non-forfeitable Account.

                                  [ ] (C) Participants who either have reached age fifty-nine and one half (59 1/2) or have 60 or more months of participation from the [Check one(s) desired]:

                                      [ ] (i)  Employer Active Account.

                                      [ ] (ii) Employer Non-forfeitable Account.

                              [x] (2) Hardship.  Hardship withdrawals are
                                      permitted under paragraph 9.5 of the
                                      Plan from the [Check one(s) desired]:

                                      [x] (i)  Employer Active Account.

                                      [x] (ii) Employer Non-forfeitable Account.


11.  LOANS.

(a) Availability              A Participant [Check one]:
    Paragraph 9.10
                              [x] (1) Permitted.  May borrow from the Plan in
                                      accordance with the terms of the
                                      Employer's Loan Policy.

                                      [If this Option is selected the Employer must complete and attach to this Adoption Agreement an Employer's Loan Policy describing the terms and conditions on which loans will be made.]

                              [ ] (2) Not Permitted. May not borrow from the
                                      Plan.


12. PARTICIPANT INVESTMENT DIRECTION.
    Paragraph 12.2

(a) Availability Generally    A Participant [Check one]:

                              [ ] (1) Not Permitted.  May not make investment
                                      directions.

                              [x] (2) Permitted.  May make investment directions
                                      for the following accounts (the
                                      "directable accounts") [Check one or
                                      more]:

                                      [x] (A) Employer Account.

                                      [ ] (B) Employer Thrift Account.

                                      [x] (C) Pre-tax Account.

                                      [ ] (D) After-tax Account.

                                      [x] (E) Rollover Account.

                                      [ ] (F) Voluntary Deductible Account.

 (b) Available Investment     Participants may make investment directions among
     Funds                    the following investment funds (the "available
                              investment funds") to the extent permitted [Check one or more if Option 12(a)(2) is selected and complete percentage limitation, if desired. If no percentage is indicated, no limitation applies]:

                              [ ] (1) Current Income Fund.

                              [ ] (2) Capital Preservation Fund.

                              [ ] (3) Moderate Growth Fund.

                              [ ] (4) Wealth Building Fund.

                              [ ] (5) Aggressive Appreciation Fund.

                              [x] (6) Employer Stock Fund - investment shall be
                                      limited to 35% of account balance
                                      (effective January 1, 1999).

                              [x] (7) Such other investment funds as the
                                      Administrator may from time to time permit
                                      (a written description of which must be
                                      attached to this Adoption Agreement).

(c) Investment Direction      Participants may make investment directions in the
    Increments                Employer Stock Fund in the following increments
                              [Check one if Option 12(a)(2) is selected]:

                              [x] (1) In the regular 1% increments provided
                                      in the Plan.

                              [ ] (2) In    % [Insert percentage of less than
                                      5%] increments.

                              [ ] (3) In increments of the lesser of 5% or
                                      such percentage as the Administrator
                                      shall from time to time authorize.

(d) Frequency and             Participants may make their investment direction
    Effective Date of         as of [Check one if Option 12(a)(2) is selected]:
    Investment Directions

                              [ ] (1) Annually effective as of the first day
                                      of each Plan Year,

                              [ ] (2) Periodically effective as of the
                                      beginning of each Valuation Period,

                              [ ] (3) Quarterly effective as of the first day
                                      of each quarter of the Plan Year,

                              [x] (4) daily


                                [Insert time(s)],

                              and (if any of the above options are selected) at such other date(s) as the Administrator may from time to time authorize.

(e) Default Investment Fund   As provided in subparagraph 12.2(d) of the Plan,
                              where no Participant investment direction is in force, a Participant's accounts shall be invested in the following default investment fund, provided that any initial designation here may be changed from time to time by the Employer [Check one if Option 12(a)(2) is selected]:

                              [ ] (1) Current Income Fund.

                              [x] (2) [Describe]  Money Market Fund.

                              [ ] (3) Such investment fund as the Employer may
                                      from time to time designate (a written
                                      description of which must be attached to this Adoption Agreement).

13. HOURS OF SERVICE.         Hours of Service for purposes of the Plan shall be
    Appendix A                credited in accordance with one of the
                              alternative methods stated below [Check one]:


                              [ ] (a) Actual Hours Counted. An Employee shall be
                                      credited with Hours of Service for those actual Hours of Service credited under Appendix A of the Plan.

                              [ ] (b) Ten Hour Per Day Equivalency.  An Employee
                                      shall be credited with ten (10) Hours of Service for any day he would be credited with at least one (1) actual Hour of Service.

                              [ ] (c) Forty-five Hour Per Week Equivalency.  An
                                      Employee shall be credited with forty-five
                                      (45) Hours of Service for any week he
                                      would be credited with at least one (1)
                                      actual Hour of Service.

                              [x] (d) Ninety-five Hour Per Semi-monthly Payroll
                                      Equivalency. An Employee shall be credited with ninety-five (95) Hours of Service for any semi-monthly payroll period he would be credited with at least one (1) actual Hour of Service.

                              [ ] (e) One Hundred Ninety Hour Per Month
                                      Equivalency. An Employee shall be credited with one hundred ninety (190) Hours of Service for any month he would be credited with at least one (1) actual Hour of Service.


14. LIMITATIONS ON BENEFITS. [Check the applicable box(es) and/or add Under Section 415 of the limitations language as desired.]
    Code. Paragraphs 4.3 and
    4.4 Appendix C            NOTE: Failure to complete this Option 14 may
                              adversely affect qualification of the
                              plan(s) maintained by an Employer.

[ ] (a) No Other Plan         Employer maintains no other qualified plan in
                              addition to this Plan in which event paragraph 4.3 of this Plan and paragraph C-1.2 of Appendix C shall apply.

[x] (b) Coordinate with       The Employer maintains, in addition to this Plan,
        Other Defined         one or more plans which are qualified
        Contribution Plan     defined contribution plans, welfare benefit funds
        (Other than A         (as defined in Section 419(a) of the Code) or
        Master or             individual medical accounts, (as defined in
        Prototype Plan)       Section 415(1)(2) of the Code) (other than
                              Master or Prototype Plans) in which event paragraph 4.4 of this Plan and subparagraph C-1.3 of Appendix C shall apply. In which event
                              [Check (1), (2), or (3) and (4) if desired]:

                              [x] (1) Subparagraph C-1.3(g) of Appendix C shall
                                      apply.

                              [ ] (2) Reduce Contribution under this Plan.
                                      Annual Additions under this Plan shall be reduced before Annual Additions under such other Plans and funds so that the Maximum Permissible Amount is not exceeded.

                              [ ] (3) Reduce Contribution under other Plan.
                                      Annual Additions under such other plans
                                      and funds shall be reduced before Annual
                                      Additions under this Plan so that the
                                      Maximum Permissible Amount is not
                                      exceeded.

                              [ ] (4) Subject to subparagraph C-1.3(g), Option
                                      14(b)(2) or (3) above shall apply, but
                                      Annual Additions under welfare benefit
                                      plans shall be reduced last.

[x] (c) Coordinate with       The Employer maintains, in addition to this Plan,
        which Defined         one or more plans are qualified defined benefit
        Benefit Plan          plans in which event paragraph of this Plan shall
                              apply.  In such event the Defined Contribution
                              Plan Fraction shall not exceed one (1) and [Check one of the following]:

                              [ ] (1) Reduce Annual Additions Before Annual
                                      Benefits. Annual Additions under all
                                      qualified defined contribution plans and welfare benefit funds maintained by the Employer shall be reduced before Annual Benefits are reduced so that the sum of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed one (1) as provided in subparagraph C-1.3(f) of Appendix C.

                              [x] (2) Reduce Annual Benefits Before Annual
                                      Additions. Annual Benefits payable under all qualified defined benefit plans maintained by the Employer shall be reduced before Annual Additions are reduced so that the sum of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed one (1) as provided in subparagraph C-1.3(f) of Appendix C.

[ ] (d) Alternate Provision   Annual Additions and Annual Benefits of a
                              Participant shall be limited as follows [Insert provisions as desired]:







(e) Limitation Year           The Limitation Year is the following
                              12-consecutive month period:

                              [x] (1) The calendar year.

                              [ ] (2) The Plan Year.

                              [ ] (3) The year beginning on    [Insert month
                                      and day].

15. MATTERS RELATING TO STOCK.

    (a) Custodian             The Custodian of the Employer Stock Fund shall be:
        Paragraph 17.1(a)
                              Reliance Trust Company


    (b) Named Fiduciary with  The Named Fiduciary with respect to Stock
        Respect to Stock      shall be:
        Paragraph 17.1(b)     Citizens and Farmers Bank

    (c) Stock                 Stock shall mean the following described stock
        Paragraph 17.1(c)     [Complete]:

                              Description:
                              C&F Financial Corporation Common Stock, $1 par value

                              [Insert description of Stock, including class, issuer, etc.].

    (d) Employer Investment   Notwithstanding the Participant investment
        Direction             direction provisions of paragraph 12.2, the
        Paragraph 17.2        Employer requires that the following account
                              balances under the Plan be invested in the Employer Stock Fund to the extent set described below:

                              [x] (1) No Investment Requirement.  The Employer
                                      imposes no Stock investment requirement.

                              [ ] (2) Employer Stock Investment Required.  The
                                      Employer requires that the following
                                      percentage of each of the following
                                      accounts be and remain invested in the
                                      Employer Stock Fund [Check and complete
                                      only for accounts desired]:

                                      [ ] (A)  % of the Employer Account.

                                      [ ] (B)  % of the Employer Thrift Account.

                                      [ ] (C)  % of the Pre-Tax Account.

                                      [ ] (D)  % of the After-Tax Account.


                                      If this is a Restated Plan, this
                                      investment direction applies to
                                      contributions allocated to the account
                                      after the Effective Date of the
                                      Restatement of the Plan in the form of
                                      this Adoption Agreement.

    (e) Form of Payment       The non-forfeitable Accrued Benefits of
        Paragraph 17.6        participants invested in the Employer Fund at the
                              time of distribution shall be distributed in the following manner:

                              [ ] (1) Account balances invested in the Employer
                                      Stock Fund shall be distributed in cash.

                              [ ] (2) Account balances invested in the Employer
                                      Stock Fund shall be distributed in whole shares of Stock and cash in lieu of fractional shares. [This option may not be selected if, under any circumstances, more than 90% of the Participant's Accrued Benefit in the Fund may be invested in the Employer Stock Fund.]

                              [ ] (3) Account balances invested in the Employer
                                      Stock Fund shall be distributed in cash
                                      and Stock in proportion to the cash and
                                      Stock considered pursuant to subparagraph
                                      17.5(c) to be allocated to the
                                      Participant's account in the Employer
                                      Stock Fund.  [this option may not be
                                      selected if, under any circumstances, more than 90% of the Participant's Accrued Benefit in the Fund may be invested in the Employer Stock Fund.]

                              [x] (4) The Participant may elect to receive his
                                      non-forfeitable Accrued Benefit invested in the Employer Stock Fund at the time of distribution under any one of the methods described above.

    (f) Composition of        The Named Fiduciary with Respect to Stock shall
        Employer Stock        establish a cash reserve as a part of the Employer
        Fund                  Stock Fund.  Generally, however the assets of the
                              Employer Stock Fund invested in Stock are expected to remain in the following range:

                              Range of Stock Investment:  50% to 100%.

                              The Named Fiduciary with Respect to Stock may change the percentage of the total assets of the Employer Stock Fund invested in Stock from time to time.

    (g) Special Grandfathered In the case of a Restated Plan which allowed
        Transitional Rules    investment in employer securities prior to
        for Restated Plans    its restatement, certain provisions may need to be
        Paragraph 17.8        grandfathered in order to preserve the benefits
                              required under Sections 411(a)(10) or (d)(6) of the Code. Such special grand-fathered provisions and any applicable transitional rules should be described below. [Attach a separate sheet if necessary.]

16. VOTING RIGHTS PASS        Voting rights with respect to Stock which is
    THROUGH                   allocated to the accounts of Participants shall be
    Paragraph 17.11           passed through under paragraph 17.11 as follows
                              [Check one of (a) through (c) and (d) if desired]:

[ ] (a) No Voting Rights      No voting rights shall be passed through for as
        Pass-through          provided in clause (i) of subparagraph 17.11(a)
        Clause (i)            of the Plan.
        Subparagraph 17.11(a)

[x] (b) Pass-through for      Voting rights shall be passed through for all
        All Matters           matters subject to a vote as provided in clause
        Clause (ii) of        (ii) of subparagraph 17.11(a) of the Plan.
        Subparagraph 17.11(a)

[ ] (c) Pass-through on       Voting rights shall be passed through only on
        Major Corporate       major corporate transactions as provided in clause
        Transactions           (iii) subparagraph 17.11(a) of the Plan.
        Clause (iii) of
        Subparagraph 17.11(a)

[ ] (d) Pass-through          As permitted in clause (ii) subparagraph 17.11(b)
        Voting on Tender      of the Plan, voting rights on "tender offers" are
        Offers                required to be passed through to Participants.
        Clause (ii) of
        Subparagraph 17.11(b)


  The Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under
Section 401 of the Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key district office of the Internal Revenue Service for a determination letter. This Adoption Agreement may be used only in conjunction with the Virginia Bankers Association basic plan document number 03.

  IN WITNESS WHEREOF, each Employer, by its duly authorized representatives, has executed this instrument this 9th day of February, 2000.



                                       Citizens and Farmers Bank
                                       _________________________________________
                                       [Enter Name of Employer]

                                       By  Larry G. Dillon
                                         --------------------------------------

                                       Its   President & CEO
                                          -------------------------------------

[SEAL]

ATTEST:
               Tom Cherry
------------------------------------------------

Its     Senior Vice President & CFO
   ---------------------------------------------

                                       _________________________________________
                                       [Enter Name of Employer]

                                       By_______________________________________

                                       Its______________________________________

[SEAL]

ATTEST:
_______________________________

Its____________________________

                                       _________________________________________
                                       [Enter Name of Employer]

                                       By_______________________________________

                                       Its______________________________________

[SEAL]

ATTEST:
________________________________________________

Its______________________________________________


  By execution hereof by their duly authorized Administrative Trustee, the Trustees of the Virginia Bankers Association Master Defined Contribution Plan and Trust hereby accept the Trust created herein according to the terms and conditions of the Plan.

Date:  March 15, 2000                       Bette Albert
     _______________________            _____________________________________
                                        VBA Benefits Corporation